SECOND AMENDMENT TO CONSULTING AGREEMENT This Second Amendment (the ”Second Amendment”) to the Consulting Agreement between The Babcock & Wilcox Company (“B&W”) and Henry Bartoli (the “Consultant”) dated November 5th, 2020 (“Consulting Agreement”) is effective as of January 1, 2024 (the “Effective Date”). RECITALS WHEREAS, B&W and Consultant desire to extend the term of the Consulting Agreement and define the compensation structure associated with such term extension, on the terms and conditions specified in this Second Amendment; and WHEREAS, B&W and Consultant desire to set forth in writing their understandings and agreement with respect to such matter. NOW, THEREFORE, in consideration of the foregoing, the Consultant’s continued consulting to B&W, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intended to be legally bound, agree to the following revisions to the Consulting Agreement: (10) TERM – Replace the first sentence with the following: “This Agreement shall remain in effect through December 31, 2024 unless earlier terminated as otherwise provided herein.” Exhibit B – Replace Exhibit B in its entirety with the following: Compensation Type Compensation Amount/Method Base Fee $18,750/month LTIP Award 30,000 Restricted Stock Units Vesting schedule and terms: 15,000 shares on June 30, 2024 15,000 shares on December 31, 2024 Vesting of the Restricted Stock Units is contingent upon the Agreement being in effect as of the applicable vesting date; all other terms outlined in corresponding grant agreement Business Related Travel Reimbursement for cash expenses related to business travel

Except as set forth above, nothing in this Second Amendment shall be deemed to alter, amend, or modify any other provisions of the Consulting Agreement. IN WITNESS WHEREOF, this Second Amendment has been executed as of the date last signed below. CONSULTANT: By: _________________________ Name: Henry Bartoli Date: ______________________ THE BABCOCK & WILCOX COMPANY By: _________________________ Name: John J. Dziewisz Title: Secretary Date: ______________________ 12/31/2023 12/31/2023